UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Autolus Therapeutics plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-38547	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Mediaworks
191 Wood Lane
London	W12 7FP
United Kingdom
(Address of principal executive offices)(Zip Code)

(44) 20	3829 6230
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, par value $0.000042 per share	AUTL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 7.01 Regulation FD Disclosure
Autolus Therapeutics plc (the “Company”) qualifies as a “foreign private issuer,” as such term is defined in Rule 3b-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore is not subject to certain requirements that are imposed upon U.S. domestic issuers by the Securities and Exchange Commission (the “SEC”). The Company has decided to voluntarily file periodic reports, such as annual reports on Form 10-K (including the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023), quarterly reports on Form 10-Q, and current reports on Form 8-K on U.S. domestic issuer forms, which are more detailed and extensive in certain respects, and which must be filed more promptly, than the forms currently available to foreign private issuers. Accordingly, the Company is voluntarily electing to file a Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 later today, but no changes have been made to any financial information or other disclosures that were previously made in connection with the Company’s Form 6-K filed with the SEC on November 2, 2023.
Although the Company has voluntarily chosen to file periodic and current reports on U.S. domestic issuer forms, the Company will maintain its status as a foreign private issuer. Accordingly, as a foreign private issuer, the Company remains exempt from the U.S. federal proxy rules pursuant to Section 14 of the Exchange Act and Regulations 14A and 14C thereunder, Regulation FD, and its officers, directors, and principal shareholders are not subject to the reporting and short-swing profit recovery provisions contained in Section 16 of the Exchange Act.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLUS THERAPEUTICS PLC
Dated: November 9, 2023	By:	/s/Christian Itin
Christian Itin
Chief Executive Officer